Income Taxes - Schedule of Income Tax Expense Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income taxes at UK statutory rate	$ (11,458)	$ (3,724)
Permanent differences	340	238
UK R&D tax credit	1,664	1,036
Change in valuation allowance	8,683	2,205
State income taxes	(5)	5
Deferred tax asset true-up	919	0
Other	(111)	255
Total provision for income taxes	$ 32	$ 15